                                                                Exhibit 10(i)(b)
                                                                  CONFORMED COPY

                                                          As of January 25, 1983

J. C. Penney Financial Corporation
P.O. Box 3999
Wilmington, Delaware 19807

                         Amendment No. 1 to Amended and
                         Restated Receivables Agreement

Dear Sirs:

         Referring to the Receivables Agreement Amended and Restated as of January 29, 1980 between you and us ("Receivables Agreement"), you and we hereby agree that the Receivables Agreement shall be amended as follows:

         (1) Paragraphs 3 and 4 of the Receivables Agreement are each hereby amended by deleting the number "11" which appears in the last sentence of each such paragraph and inserting the number "10" in place thereof.

         (2) Paragraph 6 of the Receivables Agreement is hereby amended by deleting the number "11" which appears therein and inserting the number "10" in place thereof and by deleting the words "unless we shall have repurchased Conveyed Customer Obligations and Conveyed Defaulted Obligations at a mutually agreed upon price pursuant to paragraph 9 hereof or otherwise,".

         (3) Paragraph 8 of the Receivables Agreement is hereby amended by deleting the final sentence thereof.

         (4) Paragraph 9 of, and Exhibit D to, the Receivables Agreement are hereby deleted in their entirety.

         (5) Paragraphs 10, 11, 12, 13, and 14 of the Receivables Agreement are hereby renumbered, respectively, 9, 10, 11, 12 and 13.

         (6) Paragraph 10 (as renumbered) of the Receivables Agreement is hereby amended by deleting the words "and not reconveyed".

         (7) Exhibit A to the Receivables Agreement is hereby amended in its entirety to read as set forth in Exhibit A hereto.

                                             Very truly yours,

                                             J. C. PENNEY COMPANY, INC.


                                             By    Paull F. Hubbard
                                                   Vice President

Agreed to at Wilmington,
Delaware, as of January 25, 1983.

J. C. PENNEY FINANCIAL CORPORATION



By  /S/  Philip G. Richards
            President

                                                                       EXHIBIT A


                            CREDIT REGIONAL OFFICES


4580 Paradise Boulevard                    P. O. Box 2989
Albuquerque, New Mexico 87114              Mission, Kansas 66202

715 Peachtree Street, N.E.                 7 Parkway Center
Atlanta, Georgia 30308                     Pittsburgh, Pennsylvania 15262

P. O. Box 4444                             P.O. Box 3665
Buena Park, California 90624               Portland, Oregon 97208

3300 Kearney Street                        G. P. O. Box 4788
Fremont, California 94538                  San Juan, Puerto Rico 00936

One IBM Plaza                              Four Echelon Plaza
Chicago, Illinois 60611                    Voorhees, New Jersey 08043

P. O. Box 65                               P. O. box 34866
Dallas, Texas 75221                        San Antonio, Texas 78233

P. O. Box 1559                             P. O. Box 1676
Denver, Colorado 80222                     Honolulu, Hawaii 96806

P. O. Box 1560
Minneapolis, Minnesota 55402